Fees Summary	Sep. 15, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	98,667.56
Total Transaction Valuation	644,464,795.82
Total Offset Amount	0.00
Net Fee	$ 98,667.56